UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2011
TANDY BRANDS ACCESSORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18927	75-2349915

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3631 West Davis, Suite A Dallas, Texas	75211

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 519-5200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
On May 16, 2011, Ernst & Young LLP (“Ernst & Young”), the independent registered public accounting firm of Tandy Brands Accessories, Inc. (the “Company”), was dismissed by the Company. On May 16, 2011, the Company engaged Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm for the fiscal year ending June 30, 2011. The dismissal of Ernst & Young and the engagement of Grant Thornton were approved by the Audit Committee of the Company’s Board of Directors based on the Company’s initiatives to reduce expenses.
The reports of Ernst & Young on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2010 and 2009 and through the date of dismissal, (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
The Company provided Ernst & Young with a copy of the foregoing disclosure and requested that Ernst & Young furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure, and if not, stating the respects in which it does not agree. A copy of Ernst & Young’s letter is filed as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended June 30, 2010 and 2009 and through the date the Company engaged Grant Thornton, neither the Company, nor anyone acting on its behalf, consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matters that were either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01(d) Exhibits

Exhibit 16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated May 19, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.
Date: May 19, 2011	By:	/s/ N. Roderick McGeachy, III
N. Roderick McGeachy, III
Chief Executive Officer